Exhibit 32

CERTIFICATION PURSUANT TO

18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report of Grom Social Enterprises, Inc. (the “Company”) on Form 10-Q for the three month period ended March 31, 2018, as filed with the Securities and Exchange Commission on May 15, 2018 (the “Report”), we, the undersigned, in the capacities and on the date indicated below, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1.	The Report fully complies with the requirements of Rule 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2018	/s/ Darren Marks Darren Marks, Chief Executive Officer, President and Chairman (Principal Executive Officer)

Dated: May 15, 2018	/s/ Melvin Leiner Melvin Leiner, Chief Operating Officer, Executive Vice President, Chief Financial Officer, Director and Secretary (Principal Financial and Accounting Officer)